                                                                    Exhibit 10.1

                                                               EXECUTION VERSION


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------
          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as
                                                          ---------
of June 21, 1999, is entered into by and among:

          (1) ATL PRODUCTS, INC., a Delaware corporation ("Borrower");
                                                           --------
          (2) Each of the financial institutions listed in Schedule I to the
                                                           -----------------
     Credit Agreement referred to in Recital A below (collectively, the
     ----------------                ---------
     "Banks"); and
      -----
          (3) FLEET NATIONAL BANK, a national banking association, as agent for the Banks (in such capacity, "Agent").
                                   -----

                                   RECITALS
                                   --------

          A. Borrower, the Banks and Agent are parties to a Credit Agreement dated as of December 18, 1998 (the "Credit Agreement").
                                    ----------------
          B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects.
          C. The Banks and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

          1.  Definitions, Interpretation.  All capitalized terms defined above
              ---------------------------
and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                        -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

          2.  Amendments to Credit Agreement.  Subject to the satisfaction of
              ------------------------------
the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby
                            -----------
amended as follows:

          (a) Clause (i) of Subparagraph 2.01(e) is amended to read in its
              ----------------------------------
     entirety as follows:

               (i) The initial and each subsequent Interest Period selected by Borrower for a LIBOR Loan shall be one (1) month, three (3) months, six (6)
          months (or, so long as the principal amount of the LIBOR Loan for which the initial or subsequent Interest Period relates equals or exceeds Ten Million Dollars ($10,000,000), two (2) weeks), as Borrower may specify; provided, however, that (A) any Interest Period which
                       --------  -------
          would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (C) no Interest Period shall end after the Maturity Date.

          (b) Exhibit A is amended by changing item 2(c) thereof to read in its
              ---------                        ---------
     entirety as follows:

               (c) If the requested Borrowing is to consist of LIBOR Loans, the initial Interest Period for such Revolving Loans will be [two (2) weeks] [one (1) month] [three (3) months] [six (6) months]; and

          (c) Exhibit B is amended by changing item 2(c) thereof to read in its
              ---------                        ---------
     entirety as follows:

               (c) If such Revolving Loans are to be converted into LIBOR Loans, the initial Interest Period for such Revolving Loans commencing upon conversion will be [two (2) weeks] [one (1) month] [three (3) months] [six (6) months]; and

          (d) Exhibit C is amended by changing item 2(c) thereof to read in its
              ---------                        ---------
     entirety as follows:

               (c) The next Interest Period for such Revolving Loans commencing upon the last day of the current Interest Period is to be [two (2) weeks] [one (1) month] [three (3) months] [six (6) months].

          3.  Representations and Warranties.  Borrower hereby represents and
              ------------------------------
warrants to Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective
   -----------
Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 and the representations and
                               --------------
     warranties of Borrower and its Subsidiaries and Guarantor and its Subsidiaries set forth in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b) No Default or Event of Default has occurred and is continuing; and

          (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this

Paragraph 3 that, on and after the date hereof, such term includes this
-----------
Amendment.)

          4.  Effective Date.  The amendments effected by Paragraph 2 above
              --------------                              -----------
shall become effective as of June 21, 1999 (the "Effective Date"), subject to
                                                 --------------
receipt by Agent and the Banks of the following, each in form and substance satisfactory to Agent, the Banks and their respective counsel:

          (a) This Amendment duly executed by Borrower, each Bank and Agent;

          (b) A letter in the form of Exhibit A hereto, dated the Effective Date
                                      ---------
     and duly executed by Guarantor; and

          (c) Such other evidence as Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

          5.  Effect of this Amendment.  On and after the Effective Date, each
              ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

          6.  Miscellaneous.
              -------------

          (a) Counterparts.  This Amendment may be executed in any number of
              ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings.  Headings in this Amendment are for convenience of
              --------
     reference only and are not part of the substance hereof.

          (c) Governing Law.  This Amendment shall be governed by and construed
              -------------
     in accordance with the laws of the State of California without reference to conflicts of law rules.

          IN WITNESS WHEREOF, Borrower, Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:        ATL PRODUCTS, INC.


                              By:  /s/ Mark P. de Raad
                                   --------------------------------------
                                   Name:  Mark P. de Raad
                                          -------------------------------
                                   Title: Vice President, Finance and CFO
                                          -------------------------------


AGENT:                        FLEET NATIONAL BANK


                              By:  /s/ Michael S. Barclay
                                   ----------------------------------------
                                         Name:  Michael S. Barclay
                                                ---------------------------
                                         Title:  Vice President
                                                 --------------------------


BANKS:                        FLEET NATIONAL BANK


                              By:  /s/ Michael S. Barclay
                                   ----------------------------------------
                                         Name:  Michael S. Barclay
                                                ---------------------------
                                         Title:  Vice President
                                                 --------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:  /s/ Kevin McMahon
                                   ----------------------------------------
                                         Name:  Kevin McMahon
                                                ---------------------------
                                         Title:  Managing Director
                                                 --------------------------

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                                   EXHIBIT A
                                   ---------
                           GUARANTOR CONSENT LETTER
                           ------------------------

                             As of June 21, 1999

TO:  FLEET NATIONAL BANK,
     As Agent for the Banks under the Credit Agreement referred to below

     1.   Reference is made to the following:

          (a) The Credit Agreement dated as of December 18, 1998 (the "Credit Agreement") among ATL Products, Inc. ("Borrower"), the financial institutions which are from time to time parties thereto (the "Banks"), and Fleet National Bank, as agent for the Banks ("Agent");

          (b) The Guaranty dated as of December 18, 1998 (the "Guaranty") executed by the undersigned ("Guarantor") in favor of the Banks and Agent; and

          (c) The First Amendment to Credit Agreement dated as of June 21, 1999 (the "First Amendment") among Borrower, the Banks and Agent.

     2. Guarantor hereby consents to the First Amendment. Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Banks or Agent under the Guaranty.

     3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the First Amendment.

     4.   Guarantor's consent to the First Amendment shall not be construed
(i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of Guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document.

                                      A-1
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          IN WITNESS WHEREOF, Guarantor has executed this Guarantor Consent
Letter as of the day and year first written above.

                    QUANTUM CORPORATION

                         By: /s/ Anthony H. Lewis, Jr.
                            ------------------------------------------
                            Name: Anthony H. Lewis, Jr.
                                  ------------------------------------
                            Title: Vice President, Finance & Treasurer
                                   -----------------------------------

                                      A-2